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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2005

Macromedia, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22688 (Commission File Number)	94-3155026 (I.R.S. Employer Identification No.)

601 Townsend Street
San Francisco, California 94103
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (415) 252-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

        The following information, including the text of the transcript attached as an exhibit to this Form 8-K, is being furnished pursuant to Item 7.01.

        On April 18, 2005, Macromedia, Inc. and Adobe Systems Incorporated held a joint call with investors and analysts announcing a definitive Agreement and Plan of Merger and Reorganization. A copy of the transcript of this joint call is attached as Exhibit 99.1 to this Form 8-K.

        The Form 8-K and the information furnished herein shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 8.01: Other Events

        The following information, including the text of the transcript attached as an exhibit to this Form 8-K, is being furnished pursuant to Item 8.01.

        On April 18, 2005, Macromedia, Inc. and Adobe Systems Incorporated held a joint call with investors and analysts announcing a definitive Agreement and Plan of Merger and Reorganization. A copy of the transcript of this joint call is attached as Exhibit 99.1 to this Form 8-K.

        The Form 8-K and the information furnished herein shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01. Financial Statements and Exhibits.

        (c)    Exhibits.

Exhibit No.		Description
99.1	*	Transcription of a call with investors and analysts held on April 18, 2005.

*
Exhibit 99.1 is being furnished to the Securities and Exchange Commission ("SEC") pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2005	MACROMEDIA, INC.
	By:	/s/ ELIZABETH A. NELSON Elizabeth A. Nelson Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.		Description
99.1	*	Transcription of a call with investors and analysts held on April 18, 2005.

*
Exhibit 99.1 is being furnished to the Securities and Exchange Commission ("SEC") pursuant to Item 2.02 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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SIGNATURES
Exhibit Index